Tortoise Pipeline & Energy Fund
Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value
Canada Crude Oil Pipelines - 15.5%
Enbridge, Inc.	172,836	$5,949,015
Gibson Energy, Inc.	50,815	840,583
Pembina Pipeline Corp.	124,957	4,348,612
		11,138,210

Canada Natural Gas/Natural Gas Liquids Pipelines - 8.1%
Keyera Corp.	78,735	1,937,119
TC Energy Corp.	98,117	3,880,527
		5,817,646

United States Crude Oil Pipelines - 12.2%
Plains GP Holdings, L.P.	508,250	8,741,900

United States Natural Gas Gathering/Processing - 12.0%
Antero Midstream Corp.	141,044	1,889,990
Equitrans Midstream Corp.	307,343	3,285,496
Hess Midstream Partners LP	91,698	3,125,985
Kinetik Holdings, Inc.	8,934	315,549
		8,617,020

United States Natural Gas/Natural Gas Liquids Pipelines - 46.4%
Cheniere Energy, Inc.	22,822	3,541,974
DT Midstream, Inc.	15,694	904,445
Excelerate Energy, Inc.	8,917	139,997
Kinder Morgan, Inc.	389,508	6,773,544
NextDecade Corp.(a)	70,953	325,674
ONEOK, Inc.	116,871	8,779,351
Targa Resources Corp.	46,463	4,564,525
The Williams Companies, Inc.	230,187	8,272,921
		33,302,431

United States Renewables and Power Infrastructure – 5.0%
Clearway Energy, Inc.	22,000	479,600
NextEra Energy Partners LP	29,030	797,454
Sempra Energy	32,242	2,276,285
		3,553,339
TOTAL COMMON STOCKS (Cost $59,033,792)		71,170,546

MASTER LIMITED PARTNERSHIPS - 23.2%	Units	Value
United States Crude Oil Pipelines - 1.6%
NuStar Energy LP	48,386	1,142,877

United States Natural Gas Gathering/Processing - 3.8%
Western Midstream Partners LP	82,032	2,743,970

United States Natural Gas/Natural Gas Liquids Pipelines - 11.6%
Energy Transfer LP	292,468	4,281,732
Enterprise Products Partners LP	148,325	4,071,521
		8,353,253

United States Other - 0.2%
Westlake Chemical Partners LP	4,940	109,866

United States Refined Product Pipelines - 6.0%
MPLX LP	111,185	4,273,952
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $7,654,876)		16,623,918

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%	Shares
Invesco Government & Agency Portfolio – Institutional Class, 5.25%(c)	295,600	295,600
TOTAL SHORT-TERM INVESTMENTS (Cost $295,600)		295,600

TOTAL INVESTMENTS - 122.8% (Cost $66,984,267)		$88,090,064
Other Assets in Excess of Liabilities – 0.0%(b)		(2,385)
Credit Facility Borrowings - (8.8)%		(6,300,000)
Senior Notes - (5.5)%		(3,942,857)
Mandatory Redeemable Preferred Stock at Liquidation Value - (8.5)%		(6,100,000)
TOTAL NET ASSETS - 100.0%		$71,744,822

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	The rate shown represents the 7-day effective yield as of February 29, 2024.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 29, 2024:

Tortoise Pipeline & Energy Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$71,170,546	$–	$–	$71,170,546
Master Limited Partnerships	16,623,918	–	–	16,623,918
Money Market Funds	295,600	–	–	295,600
Total Assets	$88,090,064	$–	$–	$88,090,064

Refer to the Schedule of Investments for industry classifications.